Exhibit 10.1

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

AMENDMENT No. 2 dated October 27, 2021 between Titan Pharmaceuticals, Inc. (the “Company”) and Marc Rubin (“Executive”).

WHEREAS, the Company and Executive are parties to an employment agreement dated April 2, 2019 (as amended in February 2021, the “Employment Agreement”); and

WHEREAS, the Company and Executive wish to extend the Employment Agreement to provide for uninterrupted service by the Executive

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

1.                  Term. Section 1.2 of the Employment Agreement is hereby amended by deleting the words “until September 30, 2021” and replacing them with “until December 31, 2022”.

2.                  Miscellaneous. Except as expressly amended by this Amendment, the Employment Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Kate Beebe Devarney, Ph.D.
Name: Kate Beebe Devarney, Ph.D.
Title: President and Chief Operating Officer

EXECUTIVE

/s/ Marc Rubin, M.D.
Name: Marc Rubin, M.D.